SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 2, 2000



                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


         Delaware                       0-22624                05-0473908
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)          Identification No.)


1000 Columbia Avenue, Linwood, PA                         19061
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code (610) 859-3000


                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

On March 2, 2000, Foamex International Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 1999.

The press release concerning this announcement is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.


      Exhibit    Description

         99      Press release of Foamex International Inc., dated March 2, 2000

















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                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 9, 2000

                             FOAMEX INTERNATIONAL INC.


                             /s/ John G. Johnson Jr.
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                             Name:  John G. Johnson Jr.
                             Title:  President and Chief Executive Officer